UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2021

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8377 East Hartford Drive, Suite 100

Scottsdale, AZ 85255

(Address of Principal Executive Offices, Including Zip Code)

(480) 256-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)        On December 27, 2021, STORE Capital Corporation (the “Company”) terminated the employment of Christopher H. Volk, the Company’s Executive Chairman, without cause. In accordance with the terms of Mr. Volk’s employment agreement, upon his termination, he will resign as Chairman of the Board and as a board member or manager of any Company affiliates, as applicable. In connection with the foregoing, Mr. Volk will receive payments and other benefits in accordance with the terms of his employment agreement, subject to his execution and delivery, as a condition to receipt of such payments and benefits, of a general release of claims in a form acceptable to the Company that is effective and irrevocable.

Item 8.01	Other Events.

On December 27, 2021, the Board of Directors of the Company elected Tawn Kelley to succeed Mr. Volk as Chairman of the Board. Ms. Kelley has served as a director of the Company since February 2020 and as Chair of the Nominating and Corporate Governance Committee since April 2021.

Ms. Kelley is an Executive Vice President of Taylor Morrison Home Corporation and President of its Financial Services unit. In these capacities, she contributes to the executive leadership of Taylor Morrison and is responsible for the management, financial performance and long-term growth strategies of Taylor Morrison Home Funding, Inspired Title Services and Mortgage Funding Direct Ventures. Prior to joining Taylor Morrison, in 2001, Ms. Kelley founded and served as CEO and President of Mortgage Funding Direct Ventures, a management company that partnered with production homebuilders to create in-house mortgage subsidiaries and which Taylor Morrison acquired in 2009. As an executive member of Taylor Morrison, Ms. Kelley has held several senior-executive level positions that have impacted and contributed to its growth and expansion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: December 27, 2021

	By:	/s/ Chad A. Freed
Chad A. Freed
Executive Vice President – General Counsel